EATON VANCE INCOME FUND OF BOSTON
(the “Fund”)
Supplement to Prospectus and Summary Prospectus dated March 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in the Fund’s prospectus remain in effect. These additional index(es) provide a means to compare the Fund’s average annual returns to a benchmark that Boston Management and Research believes is representative of the Fund’s investment universe.

May 1, 2024	43616 5.1.24